UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7066

Salomon Brothers Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: August 31

Date of reporting period: February 28, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

Salomon Brothers

Emerging Markets Income Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers

Emerging Markets

Income Fund Inc.

Semi-Annual Report  •  February 28, 2006

What’s

Inside

Fund Objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP growth surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, the fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting, at it’s March meeting, the Fed raised the federal funds rate by an additional 0.25% to 4.75%.

As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including

Salomon Brothers Emerging Markets Income Fund Inc.         I

new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned –0.11%.

The high yield market generated a modest gain during the reporting period. While corporate balance sheets continued to strengthen and corporate profits were generally strong, these positive developments took a back seat to the highly publicized downgrades of General Motors Corporation and Ford Motor Company. During the six-month period ended February 28, 2006, the Citigroup High Yield Market Indexv returned 1.45%.

Emerging markets debt continued to produce strong results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.17%. Improving domestic spending and high energy and commodity prices supported many emerging market countries. In addition, many emerging market countries have strengthened their balance sheets in recent years. This more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended February 28, 2006, the Salomon Brothers Emerging Markets Income Fund Inc. returned 8.29%, based on its net asset value (“NAV”)vii and 6.07% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 7.17% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 8.39%. Please note that Lipper performance returns are based on each funds’ NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $2.5838 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2006. Past performance is no guarantee of future results.

II         Salomon Brothers Emerging Markets Income Fund Inc.

Performance Snapshot as of February 28, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$16.25 (NAV)	8.29%

$15.98 (Market Price)	6.07%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Total return based on NAV reflects a voluntary fee waiver. In absence of this voluntary waiver, the total return would have been lower.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Board of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Matthew C. Duda assumed portfolio management responsibilities for the Fund in mid-March 2006. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed by Western Asset for more than five years.

Salomon Brothers Emerging Markets Income Fund Inc.         III

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EMD” and its closing market price is available in many newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEMDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

IV         Salomon Brothers Emerging Markets Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended February 28, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Emerging Markets Income Fund Inc.         V

Fund at a Glance (unaudited)

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (February 28, 2006) (unaudited)

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Face Amount†		Security(a)	Value

SOVEREIGN BONDS — 87.2%
Argentina — 4.5%
		Republic of Argentina:
1,000,000	EUR	9.000% due 4/26/06 (b)	$387,449
550,000	EUR	8.250% due 7/6/10 (b)	209,818
950,000	DEM	11.750% due 11/13/26 (b)	181,680
500,000	DEM	7.000% due 3/18/04 (b)	99,049
3,630,710	ARS	Discount Bonds, 5.830% due 12/31/33 (c)	1,466,006
		GDP-Linked Securities:
10,662,020	ARS	0.000% due 12/15/35 (c)	225,633
600,000	EUR	0.000% due 12/15/35 (c)	54,720
490,000		0.000% due 12/15/35 (c)	37,852
		Medium-Term Notes:
1,000,000	EUR	10.000% due 2/22/07 (b)	399,370
500,000,000	ITL	7.000% due 3/18/04 (b)	100,051
490,000		Par Bonds, step bond to yield 1.330% due 12/31/38 (c)	197,715

		Total Argentina	3,359,343

Brazil — 19.2%
		Federative Republic of Brazil:
550,000		7.875% due 3/7/15	617,513
		Collective Action Securities:
5,188,000		8.000% due 1/15/18	5,818,342
755,000		8.750% due 2/4/25	917,325
5,976,283		DCB, Series L, 5.250% due 4/15/12 (c)	5,977,777
969,230		FLIRB, Series L, 5.188% due 4/15/09 (c)	969,836

		Total Brazil	14,300,793

Bulgaria — 1.7%
1,055,000		Republic of Bulgaria, 8.250% due 1/15/15 (d)	1,266,000

Chile — 1.6%
1,225,000		Republic of Chile, Collective Action Securities, 5.060% due 1/28/08 (c)	1,232,595

China — 0.6%
425,000		People’s Republic of China, 4.750% due 10/29/13	416,264

Colombia — 4.9%
		Republic of Colombia:
225,000		10.750% due 1/15/13	288,562
175,000		8.125% due 5/21/24	205,013
460,000		10.375% due 1/28/33	671,600
1,645,000		Medium-Term Notes, 11.750% due 2/25/20	2,462,565

		Total Colombia	3,627,740

Ecuador — 1.3%
1,005,000		Republic of Ecuador, step bond to yield 10.029% due 8/15/30 (d)	996,960

See Notes to Financial Statements.

2         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

El Salvador — 1.8%
	Republic of El Salvador:
670,000	7.750% due 1/24/23 (d)	$759,613
490,000	8.250% due 4/10/32 (d)	575,750

	Total El Salvador	1,335,363

Malaysia — 2.8%
	Federation of Malaysia:
1,125,000	8.750% due 6/1/09	1,244,122
750,000	7.500% due 7/15/11	829,961

	Total Malaysia	2,074,083

Mexico — 14.0%
	United Mexican States:
325,000	11.375% due 9/15/16	478,238
	Medium-Term Notes:
935,000	8.300% due 8/15/31	1,227,187
	Series A:
960,000	6.375% due 1/16/13	1,012,800
6,300,000	6.625% due 3/3/15	6,838,650
200,000	8.000% due 9/24/22	248,000
550,000	Series XW, 10.375% due 2/17/09	627,687

	Total Mexico	10,432,562

Panama — 3.2%
	Republic of Panama:
725,000	9.625% due 2/8/11	850,063
320,000	8.875% due 9/30/27	402,400
340,000	9.375% due 4/1/29	446,250
686,000	6.700% due 1/26/36	699,720

	Total Panama	2,398,433

Peru — 6.0%
	Republic of Peru:
70,000	9.125% due 2/21/12	81,095
965,000	9.875% due 2/6/15	1,201,425
1,935,500	FLIRB, 5.000% due 3/7/17 (c)	1,887,112
	Global Bonds:
185,000	8.375% due 5/3/16	214,600
825,000	7.350% due 7/21/25	872,438
191,060	PDI, 5.000% due 3/7/17 (c)	187,239

	Total Peru	4,443,909

Philippines — 4.5%
	Republic of the Philippines:
150,000	8.375% due 3/12/09	160,687
675,000	9.000% due 2/15/13	760,185
125,000	8.875% due 3/17/15	141,875
1,550,000	10.625% due 3/16/25	2,015,000
225,000	9.500% due 2/2/30	269,719

	Total Philippines	3,347,466

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount†	Security(a)	Value

Poland — 0.9%
700,000	Republic of Poland, 5.250% due 1/15/14	$704,813

Russia — 4.9%
	Russian Federation:
750,000	11.000% due 7/24/18 (d)	1,110,000
275,000	12.750% due 6/24/28 (d)	509,437
1,810,000	Step bond to yield 4.086% due 3/31/30 (d)	2,045,300

	Total Russia	3,664,737

South Africa — 1.6%
1,075,000	Republic of South Africa, 6.500% due 6/2/14	1,162,344

Turkey — 7.0%
	Republic of Turkey:
250,000	11.750% due 6/15/10	306,250
775,000	11.500% due 1/23/12	987,156
75,000	11.000% due 1/14/13	96,281
1,600,000	7.000% due 6/5/20	1,662,000
605,000	11.875% due 1/15/30	960,437
	Collective Action Securities:
675,000	9.500% due 1/15/14	814,219
350,000	7.375% due 2/5/25	374,063

	Total Turkey	5,200,406

Ukraine — 1.5%
	Republic of Ukraine:
675,000	8.235% due 8/5/09 (c)(d)	729,000
380,000	7.650% due 6/11/13 (d)	410,400

	Total Ukraine	1,139,400

Uruguay — 1.0%
	Republic of Uruguay, Benchmark Bonds:
175,000	7.500% due 3/15/15	186,375
554,382	7.875% due 1/15/33 (e)	595,961

	Total Uruguay	782,336

Venezuela — 4.2%
	Bolivarian Republic of Venezuela:
75,000	5.375% due 8/7/10 (d)	73,406
1,053,000	8.500% due 10/8/14	1,200,420
425,000	7.650% due 4/21/25	463,781
	Collective Action Securities:
700,000	10.750% due 9/19/13	885,150
200,000	9.375% due 1/13/34	261,400
250,000	Par Bonds, Series B, 6.750% due 3/31/20	250,375

	Total Venezuela	3,134,532

	TOTAL SOVEREIGN BONDS (Cost — $58,511,097)	65,020,079

See Notes to Financial Statements.

4         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount†		Security(a)	Value

CORPORATE BONDS & NOTES — 9.6%
Chile — 0.3%
225,000		Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	$227,764

Mexico — 5.1%
		Pemex Project Funding Master Trust:
115,000		6.125% due 8/15/08	117,357
800,000		9.125% due 10/13/10	922,000
1,800,000		8.000% due 11/15/11	2,007,000
275,000		Guaranteed Bonds, 9.500% due 9/15/27	376,062
4,000,000	MXN	Telefonos de Mexico S.A. de C.V., 8.750% due 1/31/16	388,355

		Total Mexico	3,810,774

Russia — 4.2%
2,400,000		Gaz Capital SA, 8.625% due 4/28/34 (d)	3,120,000

		TOTAL CORPORATE BONDS & NOTES (Cost — $6,637,747)	7,158,538

Warrants
WARRANTS — 0.3%
1,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	48,000
1,600		United Mexican States, Series XW05, Expires 11/9/06*	56,800
1,300		United Mexican States, Series XW10, Expires 10/10/06*	60,450
1,200		United Mexican States, Series XW20, Expires 9/1/06*	96,000

		TOTAL WARRANTS (Cost — $166,000)	261,250

Contracts
PURCHASED OPTIONS — 0.1%
2,000,000	EUR	Argentina, Call @ $0.30, expires 8/22/06	41,726
2,000,000	EUR	Argentina, Call @ $0.30, expires 9/27/06	41,725

		TOTAL PURCHASED OPTIONS (Cost — $171,386)	83,451

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $65,486,230)	72,523,318

Face Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreements — 2.8%
$1,000,000		Interest in $597,866,000 joint tri-party repurchase agreement dated 2/28/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.550% due 3/1/06; Proceeds at maturity — $1,000,126; (Fully collateralized by various U.S. Treasury Bills, 0.000% due 4/13/06 to 7/20/06; Market value — $1,020,006)	1,000,000

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security(a)	Value

Repurchase Agreements — 2.8% (continued)
$1,056,000	Interest in $598,216,000 joint tri-party repurchase agreement dated 2/28/06 with Deutsche Bank Securities Inc., 4.560% due 3/1/06; Proceeds at maturity — $1,056,134; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.875% due 4/21/06 to 12/11/20; Market value — $1,077,121)	$1,056,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,056,000)	2,056,000

	TOTAL INVESTMENTS — 100.0% (Cost — $67,542,230#)	$74,579,318

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All securities segregated as collateral pursuant to loan agreement and/or futures contracts.
(b)	Security is currently in default.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	—	Argentine Peso
DCB	—	Debt Conversion Bond
DEM	—	German Mark
EUR	—	Euro
FLIRB	—	Front-Loaded Interest Reduction Bonds
GDP	—	Gross Domestic Product
ITL	—	Italian Lira
MXN	—	Mexican Peso
PDI	—	Past Due Interest

See Notes to Financial Statements.

6         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at value (Cost—$67,542,230)	$74,579,318
Cash	368
Interest receivable	1,162,387
Receivable for securities sold	909,101
Deposits with brokers for open futures contracts	60,000
Prepaid expenses	110

Total Assets	76,711,284

LIABILITIES:
Loan Payable (Note 4)	8,000,000
Payable for securities purchased	392,067
Interest payable (Note 4)	68,764
Management fee payable	52,622
Payable to broker — variation margin on open futures contracts	31,250
Accrued expenses	113,266

Total Liabilities	8,657,969

Total Net Assets	$68,053,315

NET ASSETS:
Par value ($0.001 par value; 4,188,283 shares issued and outstanding; 100,000,000 shares authorized)	$4,188
Paid-in capital in excess of par value	58,192,639
Undistributed net investment income	593,422
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	2,184,198
Net unrealized appreciation on investments, futures contracts and foreign currencies	7,078,868

Total Net Assets	$68,053,315

Shares Outstanding	4,188,283

Net Asset Value	$16.25

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         7

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$2,807,423

EXPENSES:
Investment management fee (Note 2)	366,991
Interest expense (Notes 3 and 4)	254,690
Audit and tax	30,417
Directors’ fees	28,175
Shareholder reports	26,051
Legal fees	22,019
Custody fees	19,364
Stock Exchange listing fees	8,613
Transfer agent fees	8,281
Loan fees	3,605
Insurance	266
Miscellaneous expenses	2,563

Total Expenses	771,035
Less: Investment management fee waiver (Note 2)	(1,444)

Net Expenses	769,591

Net Investment Income	2,037,832

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	4,985,495
Futures contracts	400,256
Swap contracts	12,578
Foreign currency transactions	(6,461)

Net Realized Gain	5,391,868

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,794,692)
Futures contracts	(9,390)
Swap contracts	(88,246)
Foreign currencies	856

Change in Net Unrealized Appreciation/Depreciation	(1,891,472)

Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	3,500,396

Increase in Net Assets From Operations	$5,538,228

See Notes to Financial Statements.

8         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$2,037,832	$5,230,084
Net realized gain	5,391,868	5,688,447
Change in net unrealized appreciation/depreciation	(1,891,472)	1,630,203

Increase in Net Assets From Operations	5,538,228	12,548,734

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,201,215)	(7,014,816)
Net realized gains	(7,540,732)	—

Decrease in Net Assets From Distributions to Shareholders	(10,741,947)	(7,014,816)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (30,861 and 23,494 shares issued, respectively)	483,916	418,015

Increase in Net Assets From Fund Share Transactions	483,916	418,015

Increase (Decrease) in Net Assets	(4,719,803)	5,951,933
NET ASSETS:
Beginning of period	72,773,118	66,821,185

End of period*	$68,053,315	$72,773,118

* Includes undistributed net investment income of:	$593,422	$1,756,805

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         9

Statement of Cash Flows (For the Six Months Ended February 28, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$2,875,824
Operating expenses paid	(553,337)
Net purchases of short-term investments	(952,054)
Realized loss on foreign currency transactions	(6,461)
Realized gain on options	12,423
Realized gain on futures contracts	400,256
Realized gain on swap contracts	12,578
Net change in unrealized depreciation on futures contracts	(9,390)
Net change in unrealized appreciation on foreign currencies	856
Purchases of long-term investments	(32,654,145)
Proceeds from disposition of long-term investments	49,354,296
Change in payable to broker-variation margin	(15,625)
Change in deposits with brokers for initial margin on futures contracts	15,000
Interest paid	(299,692)

Net Cash Flows Provided By Operating Activities	18,180,529

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(10,741,947)
Cash paid on loan	(8,000,000)
Proceeds from reinvestment of dividends	483,916

Net Cash Flows Used By Financing Activities	(18,258,031)

Net Decrease in Cash	(77,502)
Cash and foreign currency, beginning of period	77,870

Cash, End of Period	$368

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$5,538,228

Accretion of discount on investments	(246,528)
Amortization of premium on investments	117,593
Change in deposits with brokers for initial margin on futures contracts	15,000
Decrease in investments, at value	13,179,352
Increase in payable for securities purchased	328,058
Decrease in interest receivable	197,336
Increase in receivable for securities sold	(849,447)
Decrease in payable to broker-variation margin	(15,625)
Decrease in prepaid expenses	8,879
Decrease in interest payable	(45,002)
Decrease in accrued expenses	(47,315)

Total Adjustments	12,642,301

Net Cash Flows Provided By Operating Activities	$18,180,529

See Notes to Financial Statements.

10         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of common stock outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004(2)	2003(2)	2002(2)		2001
Net Asset Value, Beginning of Period	$17.50		$16.16	$15.56	$11.80	$12.91		$14.01

Income (Loss) From Operations:
Net investment income	0.49		1.26	1.35	1.54	1.67	(3)	1.68
Net realized and unrealized gain (loss)	0.84		1.77	0.90	3.87	(1.13	)(3)	(1.13)

Total Income From Operations	1.33		3.03	2.25	5.41	0.54		0.55

Less Distributions From:
Net investment income	(0.77)		(1.69)	(0.60)	(1.65)	(1.65)		(1.65)
Net realized gains	(1.81)		—	(1.05)	—	—		—

Total Distributions	(2.58)		(1.69)	(1.65)	(1.65)	(1.65)		(1.65)

Net Asset Value, End of Period	$16.25		$17.50	$16.16	$15.56	$11.80		$12.91

Market Price, End of Period	$15.98		$17.58	$17.56	$16.80	$12.30		$13.15

Total Return, Based on Net Asset Value Per Share(4)(5)	8.29%		19.94%	15.26%	48.99%	3.94%		4.34%

Total Return, Based on Market Price Per Share(4)(5)	6.07%		10.14%	15.33%	53.82%	6.10%		7.14%

Net Assets, End of Period (000s)	$68,053		$72,773	$66,821	$63,824	$48,049		$52,209

Ratios to Average Net Assets:
Gross expenses	2.21	%(6)	2.46%	2.24%	2.72%	3.26%		4.76%
Gross expenses, excluding interest expense	1.48	(6)	1.44	1.55	1.83	1.81		1.71
Net expenses	2.20	(6)(7)	2.46	2.24	2.72	2.96	(7)	4.76
Net expenses, excluding interest expense	1.47	(6)(7)	1.44	1.55	1.83	1.51	(7)	1.71
Net investment income	5.83	(6)	7.59	8.45	11.16	13.24	(3)	12.87

Portfolio Turnover Rate	42%		88%	110%	179%	168%		195%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$8,000		$16,000	$20,000	$20,000	$20,000		$20,000
Weighted Average Loan (000s)	$9,591		$18,707	$20,000	$20,000	$20,000		$20,000
Weighted Average Interest Rate on Loans	5.19%		3.58%	2.27%	2.51%	3.70%		7.94%

(1)	For the six months ended February 28, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended August 31, 2002, the ratio of net investment income to average net assets would have been 13.29%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(4)	For the purpose of this calculation, distributions are assumed to be reinvested at prices obtained on the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(5)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         11

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

12         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

14         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to December 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets.

Prior to December 1, 2005, Smith Barney Fund Management LLC (‘SBFM”) acted as the Fund’s sub-administrator. SBFM did not receive compensation from the Fund for its services.

Effective December 1, 2005, the sub-administrative contract was terminated.

Under the new Investment Management agreement the Fund pays the Manager a management fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

During the six months ended February 28, 2006, the Manager voluntarily waived fees amounting to $1,444.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended February 28, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$32,977,295

Sales	50,218,194

At February 28, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,335,164
Gross unrealized depreciation	(298,076)

Net unrealized appreciation	$7,037,088

At February 28, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Note	100	3/06	$10,841,810	$10,800,000	$41,810

16         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$2,108,874	3.60%	$2,124,000

Interest rates on reverse repurchase agreements were 3.60% during the six months ended February 28, 2006. Interest expense incurred on reverse repurchase agreements totaled $4,640.

At February 28, 2006, the Fund did not hold any open reverse repurchase agreements.

At February 28, 2006, the Fund held purchased call option contracts with a total cost of $171,386 and a total market value of $83,451.

4.	Loan

At February 28, 2006, the Fund had a $8,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $8,000,000 outstanding with CHARTA, LLC (as successor by assignment to CXC, LLC) (the “Lender’’). The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 28, 2006, the Fund incurred interest expense on this loan in the amount of $250,050.

5.	Dividends Subsequent to February 28, 2006

On February 22, 2006, the Board of Directors (“Board”) of the Fund declared a common stock distribution in the amount of $0.3150 per share payable on March 31, 2006 to shareholders of record on March 28, 2006.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board approved a new transfer agent contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

18         Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Salomon Brothers Emerging Markets Income Fund Inc. 2006 Semi-Annual Report         19

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Emerging Markets Income Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

Board Approval of Management Agreement

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Manger (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Manager. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM funds after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

20         Salomon Brothers Emerging Markets Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager to CAM funds, which, among other things, may involve Western Asset, the Manager to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Manager, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is

Salomon Brothers Emerging Markets Income Fund Inc.         21

Board Approval of Management Agreement (unaudited) (continued)

currently provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Manager has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Manager in light of the nature, extent and quality of the services to be provided by the Manager, the investment performance of the Fund and the Manager, the costs of the services to be provided and the profits to be realized by the Manager and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection

22         Salomon Brothers Emerging Markets Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Manager under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Manager to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Manager and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered

Salomon Brothers Emerging Markets Income Fund Inc.         23

Board Approval of Management Agreement (unaudited) (continued)

Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Manager additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Manager under the New Management Agreements and the profitability to the Manager of their relationships with the Fund, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Manager’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Fund’s Current Management Agreement, that the Manager’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine

24         Salomon Brothers Emerging Markets Income Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

the Manager’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Manager’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

The Board Members noted that they expect to receive Manager profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Manager under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Manager to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members

Salomon Brothers Emerging Markets Income Fund Inc.         25

Board Approval of Management Agreement (unaudited) (continued)

recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

26         Salomon Brothers Emerging Markets Income Fund Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions
Management Agreement	1,865,468	152,777	86,690

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on December 12, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors	Votes For	Votes Withheld
Nominees:
Leslie H. Gelb	3,756,015	93,041
R. Jay Gerken	3,781,022	68,034

At February 28, 2006, in addition to Leslie H. Gelb and R. Jay Gerken, the other directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Salomon Brothers Emerging Markets Income Fund Inc.         27

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”), will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of

28         Salomon Brothers Emerging Markets Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held

Salomon Brothers Emerging Markets Income Fund Inc.         29

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by

30         Salomon Brothers Emerging Markets Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Salomon Brothers Emerging Markets Income Fund Inc.         31

Salomon Brothers Emerging Markets Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Ted P. Becker

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EMD

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer

& Trust Company

59 Maiden Lane

New York, New York 10038

©2006 Legg Mason Investors Services, LLC.

Member NASD, SIPC

SAM0859 2/06	06-9848

Salomon Brothers Emerging Markets Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and how information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management1 (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: May 8, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Emerging Markets Income Fund Inc.

Date: May 8, 2006